Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Dividend Finance LLC
3661 Buchanan Street, Suite 300
San Francisco, California 94123

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Dividend Finance LLC (the “Company”) and Credit Suisse Securities (USA) LLC (“Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar loans in conjunction with the proposed offering of Dividend Solar ABS 2017-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of the Company provided us on (i) April 21, 2017 with a computer-generated solar loan data file and related record layout (the “Initial Statistical Loan File”) containing data, as represented to us by the Company, as of the close of business March 31, 2017 (except for the age/seasoning and remaining term fields, which the Company indicated are as of close of business April 19, 2017), with respect to 265 solar loans (the “Sample Loans”) and (ii) May 22, 2017 with a supplemental data file containing the age/seasoning and remaining term fields (each as of March 31, 2017, as represented to us by the Company) and an April 2017 monthly payment field for each of the Sample Loans (the “March 2017 Supplemental Data File”).

We were instructed by representatives of the Company to (i) update the age/seasoning and remaining term fields set forth on the Initial Statistical Loan File with the corresponding information included on the March 2017 Supplemental Data File and (ii) append the Initial Statistical Loan File with the April 2017 monthly payment field. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the solar loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

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Characteristics

1.       Loan ID (for informational purposes only)
2.       Installation state
3.       Installation zip code
4.       Loan interest rate
5.       Original loan amount
6.       Monthly payment – pre-ITC
7.       Monthly payment – post-ITC
8.       Original term (months)
9.       ITC amount
10.     Date loan executed
11.     Debt-to-income ratio
12.     Loan-to-value ratio
13.     Home value
14.     Monthly income

15.       Transunion FICO score
16.       Experian FICO score
17.       Current principal balance
18.       First payment date
19.       Loan product type
20.       Days past due
21.       Payment by ACH transfer (yes/no)
22.       Maturity date
23.       Age/seasoning (months)
24.       April 2017 monthly payment
25.       Inverter manufacturer
26.       Estimated annual production (kWh)
27.       Channel partner
28.       Remaining term (months)

We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the “Loan Agreement;” Characteristics 11. through 16. to loan quote information screen shots from the Company’s servicing system provided by the Company on April 21, 2017 (the “Loan Quote Screen Shots”); Characteristics 17. through 21. to lending account information screen shots from the Company’s servicing system provided by the Company on April 21, 2017 (the “April 21, 2017 Lending Account Screen Shots”); Characteristic 22. to lending account screen shots from the Company’s servicing system provided by the Company on May 2, 2017 (the “May 2, 2017 Lending Account Screen Shots”); Characteristics 23. and 24. to lending account screen shots from the Company’s servicing system provided by the Company on May 18, 2017 (the “May 18, 2017 Lending Account Screen Shots”); and Characteristics 25. through 27. to the “Work Order.”

With respect to our comparison of Characteristic 28., we recomputed the remaining term as the number of months between (i) the original term (as set forth on the Loan Agreement) and (ii) the age/seasoning (as set forth on the May 18, 2017 Lending Account Screen Shots and adjusted as described below).  We compared such recalculated information to the corresponding information set forth on the Statistical Loan File.

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 4., for Sample Loans with (i) an installation state of Utah (as set forth on the Loan Agreement) and (ii) a loan execution  date prior to October 1, 2016, we were instructed to compare the loan interest rate, as set forth on the Statistical Loan File, to the corresponding information set forth on “Schedule A” of the Loan Agreement;

•
with respect to our comparison of Characteristics 7., differences of $1.00 or less are deemed to be “in agreement.”  Further, for Sample Loans with (i) an installation state of Utah (as set forth on the Loan Agreement) and (ii) a loan execution date prior to October 1, 2016, we were instructed to compare the monthly payment – post ITC, as set forth on the Statistical Loan File, to the corresponding information set forth “Schedule B” of the Loan Agreement;

•	with respect to our comparison of Characteristic 23., we were instructed to subtract two months from the age/seasoning set forth on the May 18, 2017 Lending Account Screen Shots; and

•
with respect to Characteristic 24., we did not perform any comparisons for Sample Loans with (i) a loan product type (as set forth on the April 21, 2017 Lending Account Screen Shot) of “12-4 Structure,” “12 Months No Payment” or “16 Months No Payment” and (ii) a first payment date (as set forth on the April 21, 2017 Lending Account Screen Shot) on or after May 1, 2017.

The solar loan documents described above, including any information obtained from the Company’s servicing system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 15, 2017